Supplement Dated May 31, 2019
to the Summary Prospectus
Dated July 11, 2018,
As Revised August 15, 2018,
of
MORNINGSTAR FUNDS TRUST
Morningstar Municipal Bond Fund (the “Fund”)

Elimination of Fee Waiver Recapture

I. Effective immediately, the following language is removed from the third footnote under the table in the “Fees and Expenses of the Fund” section of the Summary Prospectus (SUMM PRO p. 1):

Subject to approval by the board, the Fund has agreed to reimburse the adviser for any waived fees or expenses assumed for the Fund in later periods; provided, however, that the repayment shall be payable only to the extent that it (1) can be made during the three years after the end of the calendar month in which the adviser waived fees or assumed expenses for the Fund, and (2) can be repaid without causing the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) to exceed the lesser of any applicable expense limitation that was in place for the Fund at the time of the waiver and/or assumption of expenses or at the time of the repayment.

Resignation of John P. McLaughlin from Morningstar Investment Management LLC

II. Effective as of the date of this supplement, John P. McLaughlin has resigned from Morningstar Investment Management LLC and will no longer serve as a portfolio manager for the Fund.  Accordingly, as of the date of this supplement, all references to John P. McLaughlin are deleted.  Following Mr. McLaughlin’s resignation, Daniel E. McNeela, CFA, a senior portfolio manager and co-head of target risk strategies for Morningstar’s Investment Management group, and Michelle R. Ward, CFA, an associate portfolio manager for Morningstar’s Investment Management group, who have served together as portfolio managers of the Fund since its inception, will continue to be primarily responsible for the day-to-day management of the Fund’s portfolio on behalf of Morningstar Investment Management LLC.

Wells Capital Management Incorporated Portfolio Manager Update

III. Effective June 1, 2019, Lyle Fitterer will no longer serve as a portfolio manager for the portion of the Fund’s assets allocated to Wells Capital Management Incorporated.  Accordingly, as of June 1, 2019, all references to Lyle Fitterer are deleted.

IV. Effective June 1, 2019, Bruce R. Johns and Terry J. Goode will be added as portfolio managers for the portion of the Fund’s assets allocated to Wells Capital Management Incorporated.  Accordingly, as of June 1, 2019, in the “Subadvisers and Portfolio Managers” section of the Summary Prospectus (SUMM PRO p. 4), the portion of the table relating to Wells Capital Management Incorporated is replaced with the following:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
Wells Capital Management Incorporated
Wendy S. Casetta	Senior Portfolio Manager	Since Inception
Robert J. Miller	Senior Portfolio Manager	Since Inception
Bruce R. Johns	Portfolio Manager	June 2019
Terry J. Goode	Senior Portfolio Manager	June 2019

Please retain this supplement for future reference.